UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2018

Live Ventures Incorporated

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 702-939-0231

                              Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

(a)

On October 12, 2018, SingerLewak LLP (“SingerLewak”) informed Live Ventures Incorporated (the “Company”) that it resigned as the Company’s independent registered public accounting firm.

SingerLewak did not audit nor provide an opinion on any of the Company’s financial statements. During the Company’s two most recent fiscal years ended September 30, 2018 and September 30, 2017, and for the subsequent interim period through October 12, 2018, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with SingerLewak on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. SingerLewak did not audit or provide an opinion on the Company’s financial statements during the Company’s two most recent fiscal years or for the subsequent interim period through October 12, 2018. During the Company’s two most recent fiscal years ended September 30, 2018 and September 30, 2017, and for the subsequent interim period through October 12, 2018, except as described below, there was no “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K. The Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 (the “September 30, 2017 Form 10-K”), and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018, June 30, 2018, and September 30, 2018, described the following material weaknesses (which are “reportable events”) relating to the lack of (a) sufficient controls around the financial reporting process; (b) proper segregation of duties within the financial reporting process; (c) adequate controls surrounding management’s review of the income tax provision process; (d) controls surrounding the assessment of certain cash flow and balance sheet classifications; and (e) sufficient controls around the process for business combinations. As noted above, SingerLewak did not audit nor provide an opinion on the Company’s financial statements contained in the September 30, 2017 Form 10-K.

The Company provided SingerLewak with a copy of the disclosures it is making in this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that SingerLewak furnish a letter addressed to the SEC stating whether or not it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of that letter, dated October 18, 2018, is filed as Exhibit 16.1 to this report.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description
16.1	Letter of SingerLewak LLP dated October 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE VENTURES INCORPORATED

By: /s/ Jon Isaac
Name: Jon Isaac
Title: President and Chief Executive Officer

Dated: October 18, 2018